EXHIBIT (10.1)



                       MATERIAL CONTRACT




Contract with Sears, Roebuck and Co.








































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                       LICENSE AGREEMENT
                        PORTRAIT STUDIO
                         FINITE 195-0


     THIS LICENSE AGREEMENT (hereinafter referred to as
"Agreement") is entered into as of the 1st day of January, 1994, by SEARS, ROEBUCK AND CO., a New York corporation ("Sears") and
CONSUMER PROGRAMS INCORPORATED a Missouri corporation,
("Licensee").

     Sears and Licensee hereby agree as follows:


LICENSE
- -------

     1. Licensee is in the business described in this paragraph, and has expertise in that business and has a marketing plan for that business. Sears hereby grants Licensee the non-exclusive privilege of conducting and operating, and Licensee shall conduct and operate, pursuant to the terms, provisions and conditions contained in this Agreement, a licensed business for the purpose of producing photographic portraits, passport photographs, photographic copy, video transfers and restoration work (hereinafter referred to as "Licensed Business"), at the Sears locations designated below or in Location Riders: ("Designated Sears Store(s)").


              Dst.       AcCtr.         Store/Location
              ----       ------         --------------
                                        To be provided

LISTED ON THE ATTACHED LOCATION RIDER DATED JANUARY 1, 1994.


TERM
- -----

     2. The term ("Term") of this Agreement shall be for a period beginning on January 1, 1994 and ending at the close of business on December 31, 1998 unless sooner terminated under any of the provisions of this Agreement.


REPRESENTATION TO LICENSEE
- --------------------------

     3. Sears makes no promises or representations whatsoever as to the potential amount of business Licensee can expect at any time during operation of the Licensed Business. Licensee is

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solely responsible for any expenses it incurs related to this
Agreement, including any increase in the number of Licensee's employees or any expenditures for additional facilities or equipment.


UNAUTHORIZED SALES
- ------------------

     4. Licensee shall use the Licensed Business area only for the purpose authorized in this Agreement, and will offer for sale only those services and merchandise expressly authorized by this Agreement.


SEARS COMMISSION
- ----------------

     5. (a) Licensee shall pay to Sears a commission ("Sears Commission") which shall be a sum equal to ten percent (10%) of total annual net sales if less than $50,000 and fifteen percent (15%) of total annual net sales if annual net sales are equal to or over $50,000 - retroactive to the first dollar. Accounting Centers are to deduct commission rate at fifteen percent (15%). Licensee will bill Sears annually for any excess commissions taken from any units with annual net sales of less than $50,000.


NET SALES
- ---------

         (b) "Net Sales" means gross sales from operation of the Licensed Business, less sales taxes, returns and allowances.


GROSS SALES
- -----------

         (c) "Gross Sales" means all of Licensee's direct or indirect sales of services and merchandise from the Licensed Business including, but not limited to, sales arising out of referrals, contacts, or recommendations obtained through the operation of the Licensed Business.


USE OF SEARS NAME
- -----------------

     6. (a) Licensee shall operate the Licensed Business under the name SEARS PORTRAIT STUDIOS. Licensee shall use the name of Sears only in connection with the operation of the Licensed Business. Licensee shall not begin any business activity under

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this Agreement without Sears prior written approval of any and all names that Licensee intends to use in conjunction with the Licensed Business.

         (b) Licensee shall only use the name of Sears, or any Sears trademark, service mark or trade name (Sears Marks), when communicating with customers or potential customers of the Licensed Business. Licensee shall not use Sears Marks either orally or in writing, including, but not limited to, use of any letterhead, checks, business cards, or contracts, when communicating with persons or entities other than customers or potential customers of the Licensed Business. All such communications shall be done solely in Licensee's own name.

         (c) Licensee shall not question, contest or challenge, either during or after the Term of this Agreement, Sears ownership of any Sears Marks Sears may license Licensee to use in connection with the Licensed Business. Licensee will claim no right, title or interest in any Sears Mark or Sears Information (mailing lists/names), except the right to use the same pursuant to the terms and conditions of this Agreement, and will not register or attempt to register any Sears Mark.

         (d) Licensee recognizes and acknowledges that the use of any Sears Mark shall not confer upon Licensee any proprietary rights to any Sears Mark. Upon termination of this Agreement, Licensee shall immediately stop using any licensed Sears Mark, and will execute all necessary or appropriate documents to confirm Sears ownership, or to transfer to Sears any rights Licensee may have acquired from Sears in any Sears Mark.

         (e) Nothing in this Agreement shall be construed to bar Sears, after expiration or termination of this Agreement, from protecting its right to the exclusive use of its trademarks, service marks or trade names against infringement by any party or parties, including Licensee.

         (f) Sears may register in its own name any and all of the trademarks, service marks or trade names used in operation of the Licensed Business, and Licensee's use of such names and marks shall inure to the benefit of Sears for such purposes as well as for all other purposes and such marks shall be included in the term "Sears Marks." Licensee shall cooperate in any such registration or application for registration by Sears.

         (g) Sears Marks and Sears Information licensed under this Agreement possess a special, unique and extraordinary character which makes it difficult to assess the monetary damage Sears would sustain in the event of unauthorized use. Irreparable injury would be caused to Sears by such unauthorized use, and Licensee agrees that preliminary or permanent injunctive relief


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would be appropriate in the event of breach of this Paragraph 6 by
Licensee.

         (h) If Licensee learns of any manufacture or sale by any third party of products and/or services similar to those offered by Licensee that would be confusingly similar to those sold by Licensee in the minds of the public and which bear or are promoted in association with Sears Marks or any names, symbols, emblems, or designs or colors which would be confusingly similar in the minds of the public to Sears Marks, Licensee will promptly notify Sears. Sears shall, at its sole expense, take such action as it determines, in its sole discretion, is appropriate. Licensee will cooperate and assist in such protest or legal action at Sears expense. If demanded by Sears, Licensee shall join in such protest or legal action at Sears expense. Licensee shall not undertake any protest or legal action on its own behalf without first securing Sears written permission to do so. If Sears permits Licensee to undertake such protest or legal action, such protest or legal action shall be at Licensee's sole expense.
Sears shall cooperate and assist Licensee at Licensee's expense. For the purposes of this paragraph, expenses shall include reasonable attorneys' fees. All recovery in the form of legal damages or settlement shall belong to the party bearing the expense of such protest or legal action.

         (i) Licensee shall not file suit using Sears name or undertake any legal proceeding against any customer without Sears prior written approval.


ADVERTISING
- -----------

     7. (a) Licensee shall advertise and actively promote the Licensed Business authorized by this Agreement. It is expressly understood and agreed that all signs, advertising copy including but not limited to sales brochures, newspaper advertisements, radio and television commercials, and all sales promotional plans and devices, and all customer contract forms, guarantee certificates and other forms and materials which may be utilized with respect to said Licensed Business, shall be first submitted for approval to Sears Marketing Manager Licensed Businesses in Hoffman Estates, Illinois and Licensee further agrees that it will not issue any such advertising material or conduct any such sales
promotional plan or device without such prior approval.   Sears
shall have the right to disapprove all the aforesaid advertising forms and other materials insofar as it does not properly use Sears trademarks, service marks or trade names; may subject Sears to liability, loss of good will, damage to Sears reputation or Sears customer relations; may fail to adhere to the requirements or any Federal, State or Local governmental rules, regulations and laws; or may fail to conform to community or Sears standards of

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good, taste and honest dealing.  At Licensee's option and request,
Sears may purchase newspaper advertising and/or electronic media time for Licensee at Licensee's expense for said concession, provided that Licensee provides Sears with all necessary information for any requested advertising at least seven days prior to the date such advertising is to be run.



REIMBURSEMENT
- -------------

         (b) Licensee hereby agrees to reimburse Sears for all expenses, including but not limited to advertising, incurred by Sears on behalf of Licensee and requested by Licensee, within thirty (30) days after the invoice for said expense(s) is sent by Sears to Licensee. If Sears does not receive reimbursement prior to the expiration of said thirty (30) days, then Sears shall have the right, but not the obligation, to retain out of Licensee's sales receipts described in Paragraph 28 the amount of said expense(s) with interest, if any, due to Sears.


PUBLICITY
- ---------

     8. Licensee will not issue any publicity or press release regarding its contractual relations with Sears or regarding the Portrait Business in Sears stores, and will refrain from making any reference to this Agreement or to Sears in any prospectus, annual report or other filing required by Federal or state law, or in the solicitation of business, without obtaining Sears prior written approval of such action.


RELATIONSHIP
- ------------

     9. Licensee is an independent contractor. Nothing contained in or done pursuant to this Agreement shall be construed as creating a partnership, agency or joint venture; and neither party shall become bound by any representation, act or omission of the other party.


PRICES
- ------

     10. Sears has no right or power to establish or control the prices at which Licensee offers service and/or merchandise in the Licensed Business. Such right and power is retained by Licensee.


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LICENSEE'S OBLIGATIONS
- ----------------------

     11. (a) Licensee will not make purchases or incur any obligation or expense of any kind in the name of Sears. Prior to any purchases involving the Licensed Business, Licensee shall inform its vendors that Sears is not responsible for any obligations incurred by Licensee. At Sears request, Licensee shall furnish to Sears the names of all parties from whom Licensee purchases merchandise or with whom Licensee may have any business or contractual relations in connection with the Licensed Business.

         (b) Licensee shall promptly pay all its obligations, including those for labor and material, and will not allow any liens to attach to any Sears or customer's property as a result of Licensee's failure to pay such sums.


LICENSEE'S EMPLOYEES
- --------------------

     12. (a) Licensee shall employ all management and other personnel necessary for the efficient operation of the Licensed Business. The Licensed Business shall be operated solely by Licensee's employees, and not by independent contractors, sub-contractors, sub-licensees or by any other such arrangement.

         (b) Licensee has no authority to employ persons on behalf of Sears and no employees of Licensee shall be deemed to be employees or agents of Sears. Licensee has sole and exclusive control over its labor and employee relations policies, and its policies relating to wages, hours, working conditions, or conditions of its employees. Licensee has the sole and exclusive right to hire, transfer, suspend, lay off, recall, promote, assign, discipline, adjust grievances and discharge its employees, provided, however, that at any time Sears so requests, Licensee will consider transferring from the Licensed Business any employee who is objectionable to Sears because of risk of harm to the health, safety and/or security of Sears customers, employees or merchandise and/or whose manner impairs Sears customer relations. If Sears objects to any of Licensee's employees, and Licensee refuses to remove such employee and the conditions which caused Sears to object continue, Sears may terminate any affected location by giving thirty (30) days notice to Licensee.

         (c) Licensee is solely responsible for all salaries and other compensation of its employees and will make all necessary salary deductions and withholdings from its employees' salaries and other compensation. Licensee is solely responsible for so paying any and all contributions, taxes and assessments and all other requirements of the Federal Social Security, Federal and state unemployment compensation and Federal, state and local

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withholding of income tax laws on all salary and other
compensation of its employees.

         (d) Licensee will comply with any other contract, Federal, state or local law, ordinance, rule, or regulation regarding its employees, including Federal or state laws or regulations regarding minimum compensation, overtime and equal opportunities for employment, and, in particular, Licensee will comply with the terms of the Federal Civil Rights Acts, Age Discrimination in Employment Act, Occupational Safety and Health Act, and the Federal Fair Labor Standards Act, whether or not Licensee may otherwise be exempt from such acts because of its size or the nature of its business or for any other reason whatsoever.


LICENSEE'S EQUIPMENT
- --------------------

     13. (a) Entirely at its own expense, Licensee shall install furniture, fixtures, and equipment, including cash registers as necessary for the efficient operation of the Licensed Business ("Licensee's Equipment"). Licensee's Equipment, and its size, design and location, shall at all times be subject to Sears approval.


PROHIBITED LIENS
- ----------------

         (b) Licensee shall not allow any liens, claims or encumbrances to attach to Sears premises. In the event any lien, claim or encumbrance attaches to Sears premises, Licensee shall immediately take all necessary action to cause such lien, claim or encumbrance to be released, or Sears, at its option, may take such action and charge Licensee or withhold from sales receipts all expenses, including attorneys' fees, incurred by Sears in removing such liens.


MERCHANDISE STOCK
- -----------------

     14. Licensee shall maintain a stock of good quality merchandise as necessary to assure efficient operation of the Licensed Business.







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STANDARDS
- ---------

     15. Licensee shall provide Sears with copies of its written procedures and policies establishing minimum standards of quality and/or performance. Licensee shall immediately advise Sears of any changes in its standards. Without limiting Paragraph 25, Licensee shall observe no less than such minimum standards of quality and/or performance. Sears may visit Licensee's offices, work sites and/or other place of business at any reasonable time for the purpose of verifying Licensee's compliance with its standards of quality and/or performance.


CONDITION OF LICENSED BUSINESS AREA
- -----------------------------------

     16. (a) The expense of preparing the initial space assigned to any Licensed Business Location shall be divided between the parties as described in Exhibit A. Licensee shall be primarily responsible for any preparations necessary for the operation of the Licensed Business. Any improvements and installations made by Sears shall be made to Sears specifications for its own departments selling comparable merchandise. All improvements or installations which vary from Sears specifications shall be at Licensee's sole expense.

         (b) Licensee shall, at its expense, keep the Licensed Business area in a thoroughly clean and neat condition and shall maintain Licensee's Equipment in good order and repair. Sears shall provide routine janitorial service in the Licensed Business area, consistent with the janitorial services regularly performed in the Designated Sears Store.


HOURS, RULES
- ------------

     17. (a) The Licensed Business shall be kept open for business and operated during the same business hours that the Designated Sears Store is open for business, or by specific agreement with store management, except to the extent prevented by circumstances beyond the control of Sears or Licensee.

         (b) Licensee shall conduct its operations in an honest, courteous and efficient manner and abide by safety and security rules and regulations of Sears in effect from time to time.






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ACCESS TO LICENSED BUSINESS AREA
- --------------------------------

     18. Licensee shall have access to the Licensed Business area at all times that the Designated Sears Store is open to customers for business and at all other times as the appropriate Store Manager approves. Sears shall be furnished with keys to the Licensed Business area and shall have access to the Licensed Business area at all times.


PHYSICAL INVENTORY
- ------------------

     19. Sears may, solely at Sears discretion, not open any Designated Sears Store at any time to take a physical inventory of Sears property. Licensee waives any claim it may have against Sears for damages resulting from such closing.


CHANGES OF LOCATION
- -------------------

     20. Sears shall have the right to change the location, dimension and amount of area of the Licensed Business from time to time during the Term of this Agreement in accordance with Sears judgment as to what arrangements will be most satisfactory for the general good of the Designated Sears Stores(s). Except as provided in subsections A, B and C below, responsibility for any such change of location, dimension or amount of area ("Change of Location") or remodel shall be charged and allocated in accordance with Exhibit A, attached hereto and incorporated herein.

         (a) If Sears requests or initiates a Change of Location of a portrait studio that has previously been subject to a Change of Location during the term of this Agreement, Sears shall bear all costs related to such Change of Location and shall pay
Licensee the sum of Fifteen Hundred Dollars ($1500.00) for incidental costs incurred in such a Change of Location.

         (b) If a Change of Location does not result in an increase in square footage for a portrait studio of at least Ten percent (10%) and such Change of Location is less than the square footage proposed by Licensee, Sears shall bear all costs related to such Change of Location (unless the Change of Location is requested by Licensee) and shall pay Licensee the sum of Fifteen Hundred Dollars ($1500.00) for incidental costs incurred in such a Change of Location.





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         (c)  If any Change of Location or remodel includes the
addition of one or more camera rooms, Sears shall bear fifty percent (50%) of the cost of each additional camera room and the remaining costs shall be allocated in accordance with Exhibit A.

         (d) Exhibit A sets forth a typical cost analysis based on the current Annual Edition of Means Repair & Remodeling Cost Data. Sears and Licensed Business agree that Exhibit A will be updated annually and mutually agreed upon to reflect subsequent Annual Editions of Means Repair & Remodeling Cost Data and to reflect modification of typical designs and specifications.

         (e) Sears shall make an end of the month settlement adjustment thirty (30) days after notifying Licensee of the project close out and all expenses to be charged to Licensee. In the event Licensee disputes the settlement adjustment made by Sears with respect to Change of Location or remodel, it shall notify Sears and the parties shall have sixty (60) days from the end of the month settlement adjustment (which was made by Sears) to resolve any such dispute. Any further adjustment due to either Sears or Licensee relating to such Change of Location or remodel shall be made pursuant to an end of the month settlement adjustment following the above mentioned sixty (60) days.


UTILITIES
- ---------

     21. (a) Sears shall furnish, at reasonable hours, and except as otherwise provided, without expense to Licensee, a reasonable amount of heat, light and electric power for the operation of the Licensed Business, except when prevented by strikes, accidents, breakdowns, improvements and repairs to the heating, lighting and electric power systems or other causes beyond the control of Sears. Sears shall not be liable for any injury or damage whatsoever which may arise by reason of Sears failure to furnish such heat, light and electric power, regardless of the cause of such failure, all claims for such injury or damage are expressly waived by Licensee.

         (b) The expense of installing light and power lines which may be required in order to bring such utilities up to the Licensed Business area shall be paid Sears. The expense of purchasing and installing all fixtures and equipment within the area occupied by the Licensed Business, including all necessary electrical connections for the Licensed Business, and also including the subsequent maintenance of fixtures and equipment, shall be allocated in accordance with Exhibit A.





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TELEPHONE
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     22. (a)  If requested by Licensee, Sears will arrange for
telephone service for the Licensed Business, and Licensee shall pay the entire cost of the installation of the telephone equipment necessary to provide such service. Licensee shall also pay the entire cost of the telephone service furnished to the Licensed Business, including the pro rata cost of the operation, maintenance, expense, property taxes, insurance expense, corporate interest expense, and/or payment charges of the switchboard or telephone communication system at the Designated Sears Store(s). Such charges shall be consistent with Sears charges to its own merchandising departments for similar service.

         (b) All telephone numbers used in connection with the Licensed Business shall be separate from phone numbers used by Licensee in its other business operations and such numbers shall be deemed to be the property of Sears. Upon expiration or termination of this Agreement, Licensee shall immediately cease to use such numbers and shall transfer such numbers to Sears or to any party Sears designates, and Licensee shall immediately notify the telephone company of any such transfer.

         (c) Sears shall have the right to approve, before placement, all yellow and white page telephone listings for the Licensed Business. Sears may, at its sole option, require that any telephone number listed in any telephone directory using Sears name be billed through a Sears store or office.


BILLING OF CUSTOMERS
- ---------------------

     23. Customers will not be billed, and no settlement will be made between the parties with respect to any cash or credit transaction until Licensee has completed the sale or service for the customer, or until Licensee and the customer have executed an agreement whereby Licensee will provide future services for the customer.


QUOTATIONS, ORDERS
- ------------------

     24. All quotations for Licensee's service made to customer by Licensee shall be in writing, or by telephone authorization from the customer, and such service shall be performed only upon receipt of a written order signed by such customer. The content of the forms used for making quotations and for taking orders shall be satisfactory to both parties. Licensee shall not charge customers for estimates or proposals.

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CUSTOMER ADJUSTMENT
- -------------------

     25. All of the work and services performed by Licensee in connection with the Licensed Business shall be of a high standard of workmanship, and all of the merchandise sold in the Licensed Business shall be of high quality. Licensee shall at all times maintain a general policy of "Satisfaction Guaranteed" to customers and shall adjust all complaints of and controversies with customers arising out of the operation of the Licensed Business. In any case in which an adjustment is unsatisfactory to the customer, Sears shall have the right, at Licensee's expense, to make such further adjustment as Sears deems necessary under the circumstances, and any adjustment made by Sears shall be conclusive and binding upon Licensee.

         Licensee shall maintain files pertaining to customer complaints and their adjustment and make such files available to Sears. Sears may deduct the amounts of any such adjustments from the sales receipts held by Sears as described in Paragraph 28.


CHECKS
- ------

     26. (a) All checks or money orders which Licensee accepts from customers shall be made payable to Sears, Roebuck and Co.. Licensee shall make certain that all checks are filled out correctly, having the customer's signature, date, and the correct amount (in both locations), and be verified in accordance with Sears policies in effect from time to time. Checks which are deficient in any of the above areas may be charged back to Licensee, and Licensee shall reimburse Sears for any of Sears Commission lost as a result of Licensee's failure to obtain a properly filled out and verified check.

         (b) Sears shall not be entitled to Sears Commission for those checks that have all of the above information but which are not paid upon presentment. Any and all losses which may be sustained by reason of nonpayment of any checks upon presentment shall be borne by Licensee, and Sears shall have no liability with respect to such checks, provided that Sears will make whatever effort it deems reasonable to collect all such checks prior to charging back such checks to Licensee.


BAD CHECKS
- ----------

         (c) After Sears has made at least one attempt to collect any bad or returned checks a photocopy of the check will be made and kept on file in each Sears store. On a monthly basis, each

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Sears store will return the checks to Licensee in the
pre-addressed, postage paid envelopes provided by Licensee. Attached to the checks will be a tape total, to include the store number, the charge back month, and the total being deducted from the settlement. Licensee assumes responsibility for checks lost in the mail. Each Sears store will maintain a file of duplicate copies for ninety (90) days and Sears will assume liability for the duplicate totals that do not balance to the deductions on the monthly settlement report. Such liability ceases in ninety (90) days.


CREDIT SALES
- ------------

     27. (a) With the approval of the Credit Central designated by Sears, sales may be made by Licensee on such of Sears regularly established credit plans, including Discover Card, Visa, Mastercard and American Express, as may be first approved by such Credit Central. The approval of such Credit Central is required for each individual credit sale, and approval shall be granted in the sole discretion of the Credit Central. No part of the finance charge which may be earned by Sears in connection with any credit sale shall be payable to or credited in any way to Licensee. All losses sustained by Sears as a result of non-payment of a Sears credit account shall be borne by Sears, provided that Licensee has complied with Sears credit policies and procedures. Except for non-payment of a Sears credit account, Sears shall have no liability whatsoever to Licensee for Sears failure to properly accept or reject a customer's charge.

         (b) Licensee will comply with all provisions of Federal and state laws governing credit sales, and their solicitation, including but not limited to provisions dealing with disclosures to customers and finance charges. Licensee shall not modify, in any way, the terms and conditions of Sears credit plans.


SALES RECEIPTS
- --------------

     28. At the close of each business day, Licensee shall submit an accounting of the gross sales and the returns, allowances and customer adjustments made during such day by Licensee to the cashier office of the Sears unit designated by Sears, together with the gross amount, in cash, of all cash sales, and all credit sales documents for transactions completed that day. An account shall be kept by both Licensee and Sears. Sears may retain out of such receipts the proper amount of the Sears Commission payable under this Agreement together with any other sums due Sears from Licensee. The remaining balance shall be payable to Licensee at


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the regular settlement.  Sears shall maintain in each location, complete register tapes of Licensee's transactions for a sixty
(60) day period.


SETTLEMENT
- ----------

     29. (a) A settlement between the parties shall be made promptly each month for all cash and credit transactions of Licensee during such period, in accordance with Sears customary accounting procedures. Such settlement will be done through the Sears Accounting Center designated by Sears. Sears will advance Licensee eighty-five percent (85%) of net sales weekly.

         (b) Licensee shall reimburse Sears at each settlement for all invoiced expenses, including any advertising expense, incurred by Sears at Licensee's request, outstanding at the time of such settlement. If Sears is not reimbursed at such settlement, then Sears shall have the right, but not the obligation, to retain out of Licensee's sales receipts the amount of such expenses with interest, if any, due Sears.


AUDIT
- -----

     30. Licensee shall keep and maintain books and records which accurately reflect the sales made by Licensee under this License Agreement and the expenses which Licensee incurs in performing under this License Agreement. Sears shall have the right at any reasonable time to review and audit the books and records of Licensee regarding this License Agreement. Such books and records shall be kept and maintained according to generally accepted accounting principles.


REPORTS
- -------

     31. (a) Licensee shall provide to Sears a monthly report of sales and income in the manner and form prescribed by Sears, together with any other information Sears may require for its records or auditing purposes.

         (b) Licensee shall submit its financial report to Sears annually within ninety (90) days after the close of Licensee's fiscal year. Such report shall be certified by an accountant, or by an officer of Licensee in the event that no audit is performed. Such report shall include, but shall not be limited to, Licensee's profit and loss statement and balance sheet, and shall be prepared in accordance with generally accepted accounting principles. This

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requirement may be fulfilled by submission of Licensee's Annual
Report. Sears shall not disclose any such information which is not available to the public to any third parties without Licensee's prior consent.


WAIVER
- ------

     32. Licensee waives any and all claims it may have against Sears for damage to Licensee, for the safekeeping or safe delivery or damage to any property whatsoever of Licensee or of any customer of Licensee in or about the Licensed Business area, because of the actual or alleged negligence, act or omission of any tenant, licensee or occupant of the premises at which the Licensed Business may be located; or because of any damage caused by any casualty from any cause whatsoever, excluding Sears sole negligence, including but not limited to, fire, water, snow, steam, gas or odors in or from such store or store premises, or because of the leaking of any plumbing, or because of any accident or event which may occur in such store or upon store premises; or because of the actual or alleged acts or omissions of any janitors or other persons in or about such store or store premises or from any other such cause whatsoever beyond Sears Control.


INDEMNITY BY LICENSEE
- ---------------------

     33. Licensee covenants that it will protect, defend, hold harmless and indemnify Sears, its directors, officers and employees, from and against any and all expenses, claims, actions, liabilities, penalties, attorneys' fees, damages and losses of any kind whatsoever (including, without limitation of the foregoing, death of or injury to persons and damage to property), actually or allegedly resulting from or connected with the operation of the Licensed Business (including, without limitation of the foregoing, goods sold, work done, services rendered, or products utilized in therein, lack of repair in or about the area occupied by the Licensed Business, operation of or defects in any machinery, motor vehicles, or equipment used in connection with the Licensed Business, or located in or about the Licensed Business area; or arising out of any actual or alleged infringement of any patent or claim of patent, copyright or non-Sears trademark, service mark, or trade name); or from the omission or commission of any act, lawful or unlawful by Licensee or its agents or employees, whether or not such act is within the scope of the employment of such agents or employees. This indemnity shall not apply to the extent any injury or damage is caused solely by Sears negligence. Licensee's indemnity shall survive the termination of this Agreement.

INSURANCE
- ---------

     34. (a) Licensee shall, at its sole expense, obtain and maintain during the Term of this Agreement the following policies of insurance from companies satisfactory to Sears and containing provisions satisfactory to Sears and adequate to fully protect Sears as well as Licensee from and against all expenses, claims, actions, liabilities and losses related to the subjects covered by the policies of insurance below:

              (1) Worker's Compensation Insurance containing a waiver of subrogation in favor of Sears (where permitted by state law) executed by the insurance company and covering all costs, benefits and liability under state Worker's Compensation and similar laws which may accrue in favor of any person employed by Licensee; and Employer's Liability Insurance with limits of not less than $100,000.

              (2)  Commercial General Liability Insurance,
including but not limited to coverage for product liability and completed operations insurance, and containing a Contractual Liability Endorsement specifically covering the indemnity provisions in this Agreement, with limits of not less than $500,000 for bodily injury per occurrence and $100,000 for property damage per occurrence.

              (3) Motor Vehicle Liability insurance with an Employer's Non-Ownership Liability Endorsement in Licensee's name covering all vehicles used by Licensee in connection with the Licensed Business, with limits of not less than $500,000 combined single limit for bodily injury and property damage per occurrence.

              (4) Fire and Extended Coverage Insurance upon Licensee's property, equipment and merchandise used in the Licensed Business for the full insurable value thereof and containing a waiver of subrogation in favor of Sears executed by the insurance company.

         (b) In order to avoid conflicts between insurance companies, Licensee shall use its best efforts to have all policies of insurance required by this Paragraph issued by one (l) insurance company. Each policy shall name Sears as an additional insured and shall contain a severability of interest/cross liability endorsement.

         (c) Licensee's policies of insurance shall expressly provide that they shall not be subject to material change or cancellation without at least thirty (30) days' prior notice to Sears.

         (d) Licensee shall furnish Sears with certificates of insurance or, at Sears request, copies of policies, prior to execution of this Agreement. If, in Sears opinion, such policies do not afford adequate protection for Sears, Sears will so advise Licensee, and if Licensee does not furnish evidence of acceptable coverage within fifteen (15) days, Sears shall have the right, at its option, to obtain additional insurance at the expense of Licensee and deduct the cost of such insurance from the sales receipts held by Sears as described in Paragraph 28 of this Agreement.

         (e) Any approval by Sears of any of Licensee's insurance policies or additional insurance obtained by Sears shall not relieve Licensee of any responsibility under this Agreement, including liability for claims in excess of described limits.


MUTUAL RIGHT OF TERMINATION
- ---------------------------

     35. Either party may terminate this Agreement, or any location, without cause, without penalty, and without liability for any damages as a result of such termination, at any time hereafter by giving the other party at least ninety (90) days' prior notice. The notice shall specify the termination date.


ASSIGNMENT BY LICENSEE
- ----------------------

     36. Notwithstanding any other provision contained in this Agreement, this Agreement is not transferable by Licensee in whole or in part without Sears prior written consent. Any transfer or attempt to transfer by Licensee whether expressly or by operation of law, and without Sears prior written consent, shall, at the option of Sears, without notice, immediately terminate this Agreement. The sale of Licensee's business or any other transaction (including sales of stock) which shifts the rights or liabilities of Licensee to another controlling interest shall be such a transfer.


RIGHT TO TERMINATION ON DEFAULT BY LICENSEE
- -------------------------------------------


     37. If any property of Licensee passes into the hands of any receiver, assignee, officer of the law or creditor, or if Licensee vacates, abandons, or ceases to operate under this Agreement, or if Licensee fails to comply with any material provision or condition of this Agreement, then Sears may terminate this Agreement immediately by giving notice to Licensee.

RIGHT TO TERMINATION ON CLOSING OF STORE
- ----------------------------------------

     38. Sears may, solely at Sears discretion, terminate this Agreement in any affected Licensed Business location without notice, due to the closing of the Designated Sears Store.
Licensee shall not be entitled to any notice of such store closing prior to a public announcement of such closing. Licensee waives any claim it may have against Sears for damages, if any, incurred as a result of such closing.


RIGHT OF TERMINATION AFTER FIRE

     39. If any Designated Sears Store is damaged by fire or any other casualty so that the Licensed Business area becomes untenantable, this Agreement may be terminated with respect to such Licensed Business location, effective as of the date of such casualty, by either party giving the other party written notice of such termination within twenty (20) days after the occurrence of such casualty. If such notice is not given, then this Agreement shall not terminate, but shall remain in full force and effect and the parties shall cooperate with each other so that Licensee may resume the conduct of business as soon as possible.


SUBJECT TO STORE LEASES
- -----------------------

     40. If any Designated Sears Store is leased to Sears this
Agreement shall be subject to all of the terms, agreements and conditions contained in such lease. In the event of the termination of any such lease by expiration of time or otherwise, this Agreement shall immediately terminate with respect to affected Licensed Business locations.


FUTURE OBLIGATIONS
- ------------------

     41. After the termination of this Agreement by expiration of time or otherwise, Licensee shall have no right or interest in future contracts with Sears relating to any operation similar to that under this Agreement, and Sears may, without incurring any liability to Licensee:

              (l) enter into an agreement for the operation of a similar business with any person or organization Sears chooses, including, but not limited to, Licensee or any of Licensee's counterparts, or

              (2)  directly operate a similar business itself.

GOODWILL
- --------

     42. Licensee acknowledges that the commission rate established by this Agreement takes into consideration that all good will generated by the operation of the Licensed Business inures completely to the benefit of Sears and that Licensee has no right or interest in such good will. "Good will" includes all ownership rights in any information regarding the customers of the Licensed Business.


DATA
- ----

     43. Any customer list developed by Licensee, its employees or agents from the operation of, or from records generated as a result of the operation of the Licensed Business, are deemed exclusively owned by Sears. Licensee shall not use or permit use of such customer information for any purpose except the performance of this Agreement. Licensee shall at all times maintain any such customer information, including lists, physically separate and distinct from any customer information Licensee may maintain that is unrelated to the Licensed Business. Licensee shall not reproduce, release or in any way make available or furnish, either directly or indirectly, to any person, firm, corporation, association or organization at any time, any such customer information which will or may be used to solicit sales or business from such customers, including but not limited to the type of sales or business covered by this License Agreement. Upon termination of this Agreement for any reason, Licensee shall immediately deliver all copies of lists of customers and copies of all other such customer information to Sears; and Licensee, its officers, employees, successors and assigns, shall not use any such customer information to solicit any of such customers. Licensee shall protect all such customer information from destruction, loss or theft during the term of this Agreement, and until all copies of customer lists and copies of all other customer information are turned over to Sears.


SEARS OPTION TO PURCHASE LICENSEE'S EQUIPMENT
- ---------------------------------------------

     44. In the event of the termination of this Agreement by expiration of time or otherwise, Sears shall have the right, but not the obligation, to purchase from Licensee, and Licensee shall convey and sell to Sears, such items of Licensee's Equipment excluding Licensee's software as Sears may designate in a written notice given to Licensee at least twenty (20) days prior to the effective date of such termination. Sears shall pay Licensee the fair market value of such items as of the effective date of such termination. In the event that Licensee and Sears are unable to agree upon such fair market value, Sears may waive its right to purchase and have no obligation to Licensee, or, at Sears option, such fair market value shall be ascertained by an independent appraiser mutually acceptable to Licensee and Sears. Any fee of such appraiser shall be borne equally by Licensee and Sears.


REMOVAL OF LICENSEE'S EQUIPMENT
- -------------------------------

     45. Upon the termination of this Agreement by expiration of time or otherwise, Licensee shall, at its expense, immediately remove all of Licensee's Equipment (except such of Licensee's Equipment as may be purchased by Sears as provided in Paragraph 44) from Sears premises and shall, without delay and at Licensee's expense, repair any damage to Sears premises caused by such removal.


SURVIVAL OF OBLIGATIONS
- -----------------------

     46. No termination of this Agreement, by expiration of time or otherwise, shall relieve the parties of liability for obligations arising out of the operation of the Licensed Business before termination.


LICENSES, LAWS, ORDINANCES
- --------------------------

     47. Licensee shall, at its expense, obtain all permits and licenses which may be required under any applicable Federal, state, or local law, ordinance, rule or regulation by virtue of any act performed in connection with the operation of the Licensed Business. Licensee shall comply fully with all applicable Federal, state and local laws, ordinances, rules and regulations, including all rules and regulations of the Federal Trade Commission.


FEES, TAXES
- -----------

     48. Licensee shall, at its expense, pay and discharge all license fees, business, use, sales, gross receipts, income, property or other applicable taxes or assessments which may be charged or levied by reason of any act performed in connection with the operation of the Licensed Business, excluding, however, all taxes and assessments applicable to Sears income from Sears Commission or applicable to Sears property.

REMEDIES CUMULATIVE
- -------------------

     49. The remedies provided in this Agreement are cumulative, and shall not affect in any manner any other remedies that either party may have for any default or breach by the other party. The exercise of any right or remedy shall not constitute a waiver of any other right or remedy under this Agreement or provided by law or equity. No waiver of any such right or remedy shall be implied from failure to enforce any such right or remedy other than that to which the waiver is applicable, and only for that occurrence.


ASSIGNS
- -------

     50. The provisions of this Agreement shall be binding upon Licensee and upon Licensee's successors and assigns and shall be binding upon and inure to the benefit of Sears, its successors and assigns.


NOTICES
- -------

     51. All notices provided for or which may be given in connection with this Agreement shall be in writing and given by personal delivery or certified or registered mail with postage prepaid and return receipt requested or its equivalent, such as private express courier. Notices given by Licensee to Sears shall be addressed to:


                  SEARS, ROEBUCK AND CO.
                  Attention:  Divisional Vice-President,
                  Sears, Roebuck and Co.
                  3333 Beverly Road
                  Hoffman Estates, Illinois 60179

with a copy to:

                  SEARS, ROEBUCK AND CO., D/725
                  Attention:  Portrait Studio Licensing Manager

addressed to:

                  CONSUMER PROGRAMS INCORPORATED
                  1706 Washington Ave
                  St. Louis, MO  63103
                  Attention:  C.E.O. and President
                  Telephone:  (314) 231-1575

Notices if so sent by mail shall be deemed to have been given when deposited in the mail or with the private courier.


ILLEGAL PROVISION
- -----------------

     52. If any provision in this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been included.


GOVERNING LAWS
- --------------

     53. This Agreement shall be interpreted and governed by laws of the State of Illinois.


ENTIRE AGREEMENT
- ----------------

     54. This Agreement sets forth the entire agreement and understanding between the parties with respect to the Licensed Business. This Agreement shall not be supplemented, modified or amended except by a written instrument signed by Licensee (or duly authorized officer if Licensee is a corporation) and by a duly authorized officer or agent of Sears, and no person has or shall have the authority to supplement, modify or amend this Agreement in any other manner.


PARAGRAPH TITLES
- ----------------

     55. The paragraph titles in this Agreement are for the mere convenience of the parties, and shall not be considered in any construction or interpretation of this Agreement.


AGREEMENT SUPERSEDED
- --------------------

     56. This Agreement supersedes the License Agreement made and entered into as of January 1, 1991, by and between Sears and CONSUMER PROGRAMS INCORPORATED (Superseded Agreement).

         Such Superseded Agreement shall be deemed terminated as of the close of business on December 31, 1993, provided, however, that Licensee shall be responsible for any and all obligations of the licensee under the Superseded Agreement arising out of the operation of the Licensed Business prior to the termination of the Superseded Agreement.

         IN WITNESS WHEREOF, the parties hereto have this day set their hands, the corporate party or parties by its or their duly authorized officers or agents.


                                  SEARS, ROEBUCK AND CO.




                                  By: /s/ Kenneth E. Hux
                                     ___________________________
                                     Divisional Vice-President,
                                     Licensed Businesses





                                  CONSUMER PROGRAMS INCORPORATED




                                  By: /s/ Russell Isaak
                                     ___________________________

                                                         Exhibit A



On this page is an analysis demonstrating the typical cost allocation between Sears and Licensee for general construction and installation of Sears supplied fixtures for: a new studio opening; a remodeled studio in warehouse space; a remodeled studio in existing retail or office space; a remodeled store in existing license space; and a refurbished studio in existing license business space with no wall movement.

                    DESIGNATED SEARS LOCATIONS


Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
C-02    BAYSHORE                  NY     01       1324     523
C-03    WHITE PLAINS              NY     01       1444     943
C-04    LIVINGSTON                NJ     01       1614    2019
C-05    BROOKLYN                  NY     01       1114    2647
C-06    HICKSVILLE                NY     01       1264    1340
C-07    E. NORTHPORT              NY     01       1794     964
C-08    STATEN ISLAND             NY     01       1624    1350
C-09    NEW BRUNSWICK             NJ     01       1314    1274
C-10    WAYNE                     NJ     01       1434    1926
C-11    ARLINGTON                 TX     01/SSD   1177     734
C-12    CHULA VISTA               CA     11       1358    1442
C-13    EL CAJON                  CA     11       1438    1488
C-16    BUENA PARK                CA     11       1268    1517
C-17    TORRANCE                  CA     11       1278    1896
C-18    SAN BRUNO                 CA     11       1478    2312
C-19    CUPERTINO                 CA     11       1468    1860
C-20    ESCONDIDO                 CA     11       1758    1349
C-21    FAIRVIEW HEIGHTS          IL     11/SSD   1640    1750
C-23    HAMPTON                   VA     01       1575     993
C-27    STERLING HEIGHTS          MI     11       1720    1478
C-28    COSTA MESA                CA     11       1388    1456
C-29    DEARBORN                  MI     11       1700     896
C-30    HOUSTON                   TX     01       1237     966
C-31    TULSA                     OK     01       1151     890
C-32    CHESTERFIELD              MO     11/SSD   1690    1134
C-33    PASADENA                  CA     11       1048    1042
C-34    ORANGE                    CA     11       1378    1194
C-36    NORTHRIDGE                CA     11       1508    2357
C-37    SAN BERNARDINO            CA     11       1398    1698
C-38    RIVERSIDE                 CA     11       1298    1292
C-39    ORLANDO                   FL     01       1225     820
C-40    COLUMBUS                  GA     01       1145     512
C-41    AURORA                    CO     11       1141    1338
C-42    DENVER                    CO     11       1031     768
C-43    DENVER                    CO     11       1291     877
C-44    LAKEWOOD                  CO     11       1071    1512
C-45    LITTLETON                 CO     11       1131     680
C-46    WATERFORD                 MI     11       1180     812



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
C-47    HONOLULU                  HI     11       1158    1028
C-48    AIEA OAHU                 HI     11       1578    1566
C-50    INDIO                     CA     11       2058     500
C-51    EL CENTRO                 CA     11       2228     997
C-52    HACKENSACK                NJ     01       1094     911
C-53    MIDDLETOWN                NJ     01       1574    1109
C-54    WATCHUNG                  NJ     01       1294    1504
C-55    JERSEY CITY               NJ     01       1044    1444
C-56    LAKE GROVE                NY     01       1364    1332
C-57    MASSAPEQUA                NY     01       1724    1232
C-58    NANUET                    NY     01       1414    1105
C-59    GLEN BRUNIE               MD     01       1394    1475
C-60    BRONX                     NY     01       2764    1361
C-61    PARAMUS                   NJ     01       1664    1326
C-62    LUBBOCK                   TX     01       1247     319
C-64    MODESTO                   CA     11       1618     673
C-65    SAN JOSE                  CA     11       1488    2330
C-67    ORLAND PARK               IL     11       1750    1823
C-70    SAN ANTONIO               TX     01       1047     735
C-71    WICHITA                   KS     11       1161    2047
C-72    FT. WORTH                 TX     01/SSD   1267     800
C-74    ANCHORAGE                 AK     11       1089    1012
C-77    CHESAPEAKE                VA     01       1615    1280
C-78    TEXAS CITY                TX     01       2197     707
C-81    LAWRENCEVILLE             NJ     01       1734    1090
C-83    CORPUS CHRISTI            TX     01       1217     800
C-84    ANN ARBOR                 MI     11       1390    1440
C-85    BALTIMORE                 MD     01       1634    1598
C-86    CALUMET CITY              IL     11       1510     984
C-87    BURLINGTON                NJ     01       1874     500
C-88    COVINA                    CA     11       1418    1030
C-89    LOS ANGELES               CA     11       1008     697
C-92    FRESNO                    CA     11       1208    1201
C-93    SACRAMENTO                CA     11       1228     890
C-94    CARSON                    CA     11       1568    1134
C-95    BAKERSFIELD               CA     11       1318    2312
C-96    HAYWARD                   CA     11       1248    1230
C-97    CONCORD                   CA     11       1368     915
C-98    GLENDALE                  CA     11       1088    1111
C-99    SANTA FE SPRINGS          CA     11       1428    1210



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------

D-47    W. BURLINGTON             IA     12      *2760     967
D-48    ALTON                     IL     12/SSD  *6340    1508
D-49    ST. LOUIS                 MO     12/SSD  *1500    1439
EA-1    SALT LAKE CITY            UT     11       1118    1689
EA-2    MURRAY                    UT     11       1558    1697
EA-3    OGDEN                     UT     11       1718    1761
EA-5    PROVO                     UT     11       2118     398
EA-6    POCATELLO                 ID     11       3139     563
EA-7    IDAHO FALLS               ID     11       2278     551
EA-8    TWIN FALLS                ID     11       2109     615
EA-9    BOISE                     ID     11       1229     718
EB-2    MIAMI(AVENTURA)           FL     01       1655     585
EB-3    MIAMI                     FL     01       1365    1136
EB-4    POMPANO BEACH             FL     01       1205    1134
EB-5    HIALEAH                   FL     01       1345     706
EB-6    PEMBROKE PINES            FL     01       1775     910
EB-7    WEST PALM BEACH           FL     01       1705     924
EB-8    JACKSONVILLE              FL     01       1635    1028
EB-9    ABILENE                   TX     01       1307     562
EC-1    CHARLESTON                WV     01       1954     560
EC-2    YUBA CITY                 CA     11       2238     736
EC-3    LAWTON                    OK     01       2381     307
EC-4    TALLAHASSEE               FL     01       1585     245
EC-5    SAN ANGELO                TX     01       2517     438
EC-7    OMAHA                     NE     11       1041    1255
EC-8    CINCINNATI                OH     11       1810    1251
EC-9    CINCINNATI                OH     11       1610    1438
ED-2    DAYTON                    OH     11       1560    1290
ED-3    DAYTON                    OH     11       2060    1516
ED-5    SPRINGDALE                OH     11       1280    1089
ED-6    CLARKSVILLE               IN     11       2160     846
ED-7    FRANKFORT                 KY     11       2090     750
ED-8    LEXINGTON                 KY     11       1580    1495
ED-9    FRANKLIN                  OH     11       2940     552
EE-1    MERIDIAN                  MS     01       2096     319
EE-2    LAKE CHARLES              LA     01       2217     630
EE-3    GREENWOOD                 IN     11       1470     827

*  Remote Studios


Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
EE-5    INDIANAPOLIS              IN     11       1540    1188
EE-6    INDIANAPOLIS              IN     11       1600     741
EE-7    INDIANAPOLIS              IN     11       1680     900
EE-8    ALBANY                    OR     11       2419    1108
EE-9    TOPEKA                    KS     11/SSD   1642     816
EF-1    ST. JOSEPH                MO     11/SSD   2713     620
EF-2    LAS VEGAS                 NV     11       1668    1243
EF-5    MILWAUKKE                 WI     11       1102    1545
EF-6    MILWAUKEE                 WI     11       2272    1208
EF-7    BROOKFIELD                WI     11       1062    2533
EF-8    GREENDALE                 WI     11       1082    2314
EF-9    KENOSHA                   WI     11       2342     883
EG-1    RACINE                    WI     11       2200     549
EG-2    ST. PAUL                  MN     11       1052     806
EG-3    BROOKLYN CENTER           MN     11       1032    1306
EG-5    MINNETONKA                MN     11       1112     870
EG-6    MAPLEWOOD                 MN     11       1122    1271
EG-7    BURNSVILLE                MN     11       1132     679
EG-8    EDEN PRAIRIE              MN     11       1142     695
EG-9    LAS VEGAS                 NV     11       1328     912
EH-2    FLORENCE                  AL     01       2316     288
EH-3    AUGUSTA                   GA     01       1035     754
EH-4    HAMMOND                   LA     01       2016     576
EH-5    BILOXI                    MS     01       2256     689
EH-7    HOUMA                     LA     01       2696     408
EH-8    TOLEDO                    OH     11       1220    1379
EH-9    TOLEDO                    OH     11       2020     844
EJ-1    SARASOTA                  FL     01       1625     714
EJ-2    WATERLOO                  IA     11       1072    1144
EJ-3    RAPID CITY                SD     11       2412    1167
EJ-4    REDDING                   CA     11       2338     681
EJ-5    WICHITA FALLS             TX     01       2177     750
EJ-6    LAKEWOOD                  NY     01       2584    1046
EJ-7    NEWARK                    OH     11       2830     493
EJ-8    CARLSBAD                  CA     11       1678    1292
EJ-9    RENO                      NV     11       2098     975
EK-1    MEDFORD                   OR     11       2179     784
EK-2    ANTIOCH                   CA     11       2288     683
EK-3    PALMDALE                  CA     11       1068    1112



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
EK-4    STOCKTON                  CA     11       1288    1169
EK-6    THOUSAND OAKS             CA     11       2318     826
EK-7    PARKERSBURG               WV     01       2354     975
EK-8    FORT GRATIOT              MI     11       2482     972
EK-9    SAGINAW                   MI     11       1590     865
EL-2    EVANSVILLE                IN     11       1330    1548
EL-3    OWENSBORO                 KY     11       2950     945
EL-4    MANSFIELD                 OH     11       2010     906
EL-5    LIMA                      OH     11       2450    1503
EL-6    MISHAWAKA                 IN     11       1800     999
EL-7    BENTON HARBOR             MI     11       2960     871
EL-8    ODESSA                    TX     01       1397     300
EL-9    SANTA MARIA               CA     11       2088     817
E-01    BRYAN COLLEGE STATION     TX     01       2547     470
E-03    TYLER                     TX     01       2077     690
E-04    HOLLYWOOD                 CA     11       1028     883
E-05    CERRITOS                  CA     11       1518    1365
E-07    SANTA MONICA              CA     11       1178    1335
E-08    BREA                      CA     11       1638    1290
E-09    CITY OF INDUSTRY          CA     11       1598     900
E-10    GAITHERSBURG              MD     01       1754    1612
E-11    FREINDSWOOD               TX     01       1257    1414
E-12    SAN ANTONIO               TX     01       1277     735
E-13    TEXARKANA                 TX     01       2567     600
E-14    HURST                     TX     01/SSD   1297     868
E-15    ROCKAWAY                  NJ     01       1764    1039
E-16    OKOLONA                   KY     11       1790    2193
E-17    ANTIOCH                   TN     01       1316     722
E-18    PLANTATION                FL     01       1535    1621
E-19    MEMPHIS                   TN     01       1216     962
E-21    MEMPHIS                   TN     01       1186     244
E-22    MEMPHIS                   TN     01       1026     615
E-23    UNIONTOWN                 PA     01       2614     419
E-24    ALEXANDRIA                VA     01       1284    1079
E-25    FT. MYERS                 FL     01       1495    1362
E-27    RICHMOND                  VA     01       1135     670
E-28    RICHMOND                  VA     01       1445    1011
E-31    JOLIET                    IL     11       1740    1576
E-32    SAN RAFAEL                CA     11       1528     819



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
E-36    GADSDEN                   AL     01       2306     629
E-37    BAYTOWN                   TX     01       1327    1494
E-38    ERIE                      PA     01       1694     728
E-39    BELLINGHAM                WA     11       2149     614
E-41    ALTOONA                   PA     01       2494     582
E-43    LAKE JACKSON              TX     01       2227     772
E-44    CHEHALIS                  WA     11       2089     550
E-45    BURLINGTON                WA     11       2389     606
E-46    JOHNSON CITY              NY     01       1784    1224
E-48    VISALIA                   CA     11       2068     687
E-49    MERCED                    CA     11       2298     910
E-50    OXNARD                    CA     11       1448     287
E-51    SANTA BARBARA             CA     11       2138     888
E-52    SANTA CRUZ                CA     11       2308     718
E-53    VICTORVILLE               CA     11       2829     873
E-54    ABERDEEN                  WA     11       2299     471
E-55    E. WENATCHEE              WA     11       2069     390
E-56    KELSO                     WA     11       2319     666
E-57    LACEY                     WA     11       2219     661
E-58    KENNEWICK                 WA     11       2329     614
E-59    GREENSBORO                NC     01       1335     720
E-60    BELOIT                    WI     11       2322     345
E-61    SPRINGFIELD               OR     11       2339     839
E-62    JOHNSTOWN                 PA     01       1863     871
E-63    CLARKSVILLE               TN     01       2335     874
E-64    SHARON                    PA     01       2544     311
E-65    WICHITA                   KS     11       1401     599
E-66    HUTCHINSON                KS     11       2590     459
E-67    BROWNSVILLE               TX     01       2497     261
E-68    LAFAYETTE                 LA     01       1347     813
E-69    CHARLOTTE                 NC     01       1515     748
E-70    WILMINGTON                NC     01       1455     403
E-71    LONGVIEW                  TX     01       2557     800
E-72    ROCK HILL                 SC     01       2807     543
E-73    HICKORY                   NC     01       2515     442
E-74    GASTONIA                  NC     01       2465     568
E-75    SPARTANBURG               SC     01       1545     499
E-76    CHARLOTTE                 NC     01       1245     707
E-77    CONCORD                   NC     01       2075     443
E-78    PINE BLUFF                AR     01       2216     740



Schedule Of Locations
STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
E-79    LINCOLN                   NE     11       2191    1092
E-80    LANSING                   MI     11       1170    1380
E-81    DURHAM                    NC     01       1045    1531
E-82    RALEIGH                   NC     01       1805    1140
E-83    BURLINGTON                NC     01       2105     449
E-84    ASHEVILLE                 NC     01       1185     697
E-85    FAYETTEVILLE              NC     01       1405    1053
E-86    WINSTON-SALEM             NC     01       1375    1197
E-87    DANVILLE                  VA     01       2625     388
E-88    LYNCHBURG                 VA     01       2835     785
E-89    ROANOKE                   VA     01       1974     773
E-90    CEDAR RAPIDS              IA     11       2212    1083
E-91    YUMA                      AZ     11       2078     644
E-92    PANAMA CITY               FL     01       2805     869
E-93    ORANGE PARK               FL     01       1485    1739
E-94    MACON                     GA     01       1435     252
E-95    CHARLESTON HEIGHTS        SC     01       1325    1148
E-96    ST. CLAIRSVILLE           OH     01       2104     630
E-97    HARLINGEN                 TX     01       2537     424
E-98    MC ALLEN                  TX     01       2507     875
E-99    BELLEVUE                  NE     11       2051     396
KA-1    ORANGE                    TX     02      *1407     750
KA-2    CARLISLE                  PA     02      *2224    1500
KA-3    HYATTSVILLE               MD     02      *1604    1033
KA-4    COUNCIL BLUFFS            IA     12      *1041    1092
KA-5    ATLANTA                   GA     02      *2865    1140
KA-6    EDWARDSVILLE              IL     12/SSD  *1640    1282
KA-7    WOODLAND                  CA     12      *1228    1233
KA-8    STEVENS POINT             WI     12      *3022    1112
KA-9    PANORAMA CITY             CA     12      *1168    1225
KB-1    HARRISONBURG              VA     02       *       1107
KB-2    OSHKOSH                   WI     12       *       1650
KB-3    ST. LOUIS                 MO     12/SSD  *1270    1623
KB-4    FREEPORT                  IL     12       *       1472
KB-5    NEW ORLEANS               LA     02       *        956
KB-6    LEMON GROVE               CA     12       *       1300
KB-7    NORTH RIVERSIDE           IL     12       *       1500
KB-8    BARSTOW                   CA     12       *        960
KB-9    KANSAS CITY               KS     12       *       1260
KC-1    FONTANA                   CA     12       *       1840

*REMOTE STUDIO


Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
KC-2    HAMDEN                    CT     02       *       1500
KC-3    ALHAMBRA                  CA     12       *       1100
KC-4    SIMI VALLEY               CA     12       *       1100
KC-5    REDLANDS                  CA     12       *       1419
KC-6    PHOENIX                   AZ     12/SSD   *       1500
KC-7    LANCASTER                 CA     12       *       1200
KC-8    CINCINNATI                OH     12       *       1300
KC-9    TUSTIN                    CA     12       *       1185
KD-1    ROLLING HILLS ESTATES     CA     12       *        988
KD-2    DOWNER'S GROVE            IL     12       *       1275
KD-3    LIVERMORE                 CA     12       *       1320
KD-4    BRISTOL                   CT     02       *       1080
KD-5    REDWOOD CITY              CA     12       *       1146
KD-6    LA MIRADA                 CA     12       *       1330
KD-7    E. PROVIDENCE             RI     02       *       1390
KD-8    LOUISVILLE                KY     12       *       1260
KD-9    PITTSBURGH                PA     02       *       1137
KE-1    GARDEN CITY               KS     12       *       1500
KE-2    LONG BEACH                CA     12       *       1350
KE-3    LAS VEGAS                 NV     12       *       1600
KE-4    VALLEJO                   CA     12       *       1244
KE-5    BAKERSFIELD               CA     12       *       1350
KE-6    PHILADELPHIA              PA     02       *       1350
KE-7    HERNDON                   VA     12       *       1763
KE-8    FORT LEE                  NJ     12       *       1400
KE-9    WEST VALLEY CITY          UT     12       *       1323
KF-1    FREEPORT                  NY     02       *       2000
KF-3    HOLBROOK                  NY     02       *       2064
KF-4    AURORA                    IL     12       *       1820
KF-5    OXON HILL                 MD     02       *       2454
KF-6    PHILADELPHIA              PA     02       *       2461
KF-8    ST. CHARLES               MO     12       *       2352
KF-9    EVANSTON                  IL     12       *       1562
K-02    LAUREL                    MD     02      *1304    1000
K-04    KANSAS CITY               MO     12      *2301     900
K-06    LIVONIA                   MI     12      *1460    1196
K-07    ST. LOUIS                 MO     12/SSD  *1500     684
K-08    WESTMINSTER               CO     12      *1291    1130

*  Remote Studios


Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
K-10    TULSA                     OK     02      *1021    1252
K-11    LOCKPORT                  NY     02      *1514    1185
K-12    TOLEDO                    OH     12      *1220     733
K-13    ALLENTOWN                 PA     02      *1154    1400
K-15    ENFIELD                   CT     02      *1093    1425
K-16    CLOVIS                    CA     12      *8516     865
K-17    MATTESON                  IL     12      *1750     835
K-19    TOWSON                    MD     02      *1814     960
K-20    BALTIMORE                 MD     02      *1634    1277
K-21    READING                   PA     02      *1484     891
K-22    ST. LOUIS                 MO     12/SSD  *1500    1160
K-24    LAKEWOOD                  WA     12      *1129     900
K-26    PERU                      IL     12      *1740    1210
K-27    HAZELTON                  PA     02      *2684     643
K-29    FERGUSON                  MO     12/SSD  *1500    1283
K-30    ORLANDO                   FL     02      *1225    1187
K-31    OTTUMWA                   IA     12      *2392     875
K-32    LANSING                   MI     12      *1170    1042
K-33    CLIFTON PARK              NY     02      *1103     967
K-34    MUSCATINE                 IA     12      *2760    1096
K-35    HAWTHORNE                 CA     12      *1278     913
K-36    DOWNEY                    CA     12      *1518     865
K-37    MOUNT PROSPECT            IL     12      *1570     894
K-38    TAMPA                     FL     02      *1465    1242
K-39    LEXINGTON                 KY     12      *1580     910
K-40    YONKER                    NY     02      *1114    1257
K-41    NASHVILLE                 TN     02      *1316    1000
K-42    PHILADELPHIA              PA     02      *1084    1308
K-422   CHICAGO                   IL     12      *1840     826
K-428   KALAMAZOO                 MI     12      *1380     950
K-43    NEWPORT NEWS              VA     02      *1575    1100
K-433   WAUKEGAN                  IL     12      *1290    1035
K-436   PEORIA                    IL     12      *1480    1210
K-44    BEL AIR                   MD     02      *1854    1000
K-446   WYOMING                   MI     12      *1140     886
K-45    PHOENIX                   AZ     12      *1588    1371
K-46    SPRINGFIELD               MO     02      *1171    1483
K-460   JOPLIN                    MO     02      *2141     665

*  Remote Studios


Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
K-47    HAMILTON                  OH     12      *1280     800
K-48    BURTON                    MI     12      *1100    1094
K-49    EL PASO                   TX     12      *1317    1082
M-01    ATHENS                    GA     01       2845    1137
M-02    MIAMI                     FL     01       1125     587
M-03    FT. LAUDERDALE            FL     01       1195     583
M-04    KILLEEN                   TX     01       2487     363
M-05    FREDRICK                  MD     01       2664     933
M-06    S.E. PORTLAND             OR     11       1119    1360
M-07    ZANESVILLE                OH     11       2550     813
M-08    MARION                    IL     11/SSD   2220     316
M-09    GRAND FORKS               ND     11       2332     648
M-10    MINOT                     ND     11       2152     685
M-11    GALESBURG                 IL     11       2910     530
M-12    PIQUA                     OH     11       2610     700
M-13    FINDLAY                   OH     11       2790     880
M-14    MARION                    OH     11       2420     584
M-15    RICHMOND                  IN     11       2800     833
M-16    GREAT FALLS               MT     11       2808     764
M-17    MELBOURNE                 FL     01       2245     705
M-18    FLAGSTAFF                 AZ     11/SSD   2358     200
M-19    HANFORD                   CA     11       2198     440
M-20    SANDUSKY                  OH     11       2510     787
M-21    BILLINGS                  MT     11       2242     656
M-22    GRAND JUNCTION            CO     11       2361     494
M-23    CHILLICOTHE               OH     11       2850     741
M-24    BRISTOL                   VA     01       2425     792
M-25    W. LAFAYETTE              IN     11       2000     310
M-26    WINTER HAVEN              FL     01       2325     346
M-28    ANDERSON                  IN     11       2140     343
M-29    MUNCIE                    IN     11       2570     526
M-30    DANVILLE                  IL     11       2362     893
M-31    JOPLIN                    MO     01       2141     302
M-32    PLANO                     TX     01/SSD   1337     490
M-33    CHARLESTON                SC     01       2855     638
M-34    AUSTIN                    TX     01       1357    1074
M-35    CHICAGO RIDGE             IL     11       1840    1733
M-36    COLUMBIA                  MD     01       1844    1515

*  Remote Studios

Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
M-37    MEMPHIS                   TN     01       2806     980
M-38    DAVENPORT                 IA     11       2760     841
M-39    PARKSVILLE                MD     01       1854     806
M-40    OXFORD                    AL     01       2186     543
M-41    OCALA                     FL     01       1006     812
M-42    SAVANNAH                  GA     01       1305     589
M-43    MERRITT ISLAND            FL     01       1175     761
M-44    GAINESVILLE               FL     01       1665     667
M-45    HATTIESBURG               MS     01       2116     498
M-46    HOUSTON                   TX     01       1377    1616
M-47    COCKEYSVILLE              MD     01       1864    1132
M-48    BUTLER                    PA     01       2724     762
M-49    TUCSON                    AZ     11       1728    1123
M-50    MOUNT HOPE                WV     01       2704     416
M-51    BLUEFIELD                 WV     01       2714     224
M-52    LAREDO                    TX     01       2247     400
M-53    PHOENIX                   AZ     11/SSD   1708     923
M-54    PHOENIX                   AZ     11/SSD   1588    1591
M-55    SCOTTSDALE                AZ     11/SSD   1458     742
M-56    PHOENIX                   AZ     11/SSD   1768     795
M-57    MESA                      AZ     11/SSD   1628    1156
M-58    BRADENTON                 FL     01       2565     688
M-59    NAPLES                    FL     01       2695     518
M-60    CRANBERRY                 PA     01       2734    1025
M-61    COLORADO SPRINGS          CO     11       1221     871
M-62    KANEOHE OAHU              HI     11       1738     707
M-63    WAUSAU                    WI     11       2470     504
M-64    FREDRICKSBURG             VA     01       2694     352
M-65    COLUMBUS                  IN     11       2070     531
M-66    ADRIAN                    MI     11       2150     500
M-67    LOGANSPORT                IN     11       2460     634
M-68    LAS CRUCES                NM     11       2527     495
M-69    PORT RICHEY               FL     01       2885    1291
M-70    TUPELO                    MS     01       2786     316
M-71    STATE COLLEGE             PA     01       2344     837
M-72    INDIANA                   PA     01       2674     710
M-73    CHARLOTTESVILLE           VA     01       2435     344
M-74    GOLDSBORO                 NC     01       2225     684
M-75    JACKSONVILLE              NC     01       2755     715
M-76    FLORENCE                  SC     01       2705     648



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
M-77    FARMINGTON                NM     11       2597     392
M-78    KINGSPORT                 TN     01       2825     448
M-79    STAMFORD                  CT     01       3154     736
M-80    DOTHAN                    AL     01       2025     310
M-82    JOHNSON CITY              TN     01       2265     806
M-83    HOT SPRINGS               AR     01       2126     797
M-84    CUMBERLAND                MD     01       2774     564
M-85    HAGERSTOWN                MD     01       2414     496
M-86    LITTLETON                 CO     11       1271     287
M-87    MARYVILLE                 TN     01       2156     322
M-88    VALDOSTA                  GA     01       2125     438
M-89    ENID                      OK     01       2291     630
M-90    BRUNSWICK                 GA     01       2065     685
M-91    DECATUR                   AL     01       2236     481
M-92    ROCKY MOUNT               NC     01       2635     456
M-93    LAUREL                    MS     01       2566     371
M-94    SHEBOYGAN                 WI     11       2372     472
M-95    GREENVILLE                MS     01       2326     286
M-96    MIAMI                     FL     01       1715     486
M-97    KEY WEST                  FL     01       2215     471
N-01    SIOUX CITY                IA     11       2422     925
N-02    DAYTONA BEACH             FL     01       1075    1424
N-03    JACKSON                   TN     01       2036    1162
N-04    JONESBORO                 AR     01       2046     810
N-05    GAUTIER                   MS     01       2196     408
N-06    JACKSON                   MI     11       2050     531
N-07    PORTAGE                   MI     11       1110    1150
N-08    BAY CITY                  MI     11       2380     631
N-09    ST. CLOUD                 MN     11       2352     612
N-10    CANTON                    OH     01       1410    1315
N-11    ROCHESTER                 MN     11       2602     694
N-12    APPLETON                  WI     11       2092     875
N-13    GREEN BAY                 WI     11       2112    1146
N-14    MADISON                   WI     11       2382    1242
N-15    MADISON                   WI     11       2232     834
N-16    SANTA ROSA                CA     11       1658     642
N-17    GRAND RAPIDS              MI     11       1140    1702
N-18    ELKHART                   IN     11       2130     552
N-19    MISSOULA                  MT     11       2259     372



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
N-20    BISMARCK                  ND     11       2402     505
N-21    ANNAPOLIS                 MD     01       2024     528
N-22    TUSCALOOSA                AL     01       2796     476
N-23    VICTOR                    NY     01       1584    1010
N-24    BUFFALO                   NY     01       1984     941
N-25    NIAGARA FALLS             NY     01       1514     590
N-26    ROCHESTER                 NY     01       1894     838
N-27    ROCHESTER                 NY     01       1524    1027
N-28    WILLIAMSVILLE             NY     01       1504     829
N-29    HORSEHEADS                NY     01       2744     663
N-30    BRIDGEPORT                WV     01       2826     679
N-31    FAIRFAX                   VA     01       1814    2168
N-32    GREENVILLE                SC     01       1595     738
N-33    LYNNWOOD                  WA     11       1109     714
N-34    LA CROSSE                 WI     11       2432     604
N-35    SALINAS                   CA     11       1688     502
N-36    NEW CASTLE                PA     01       2274     608
N-37    YOUNGSTOWN                OH     01       1474     542
N-38    NILES                     OH     01       1564    1050
N-39    STEUBENVILLE              OH     01       2324     778
N-40    WASHINGTON                PA     01       2114     330
N-42    ATLANTA                   GA     01       1275     779
N-43    ATLANTA                   GA     01       1385    1054
N-46    MORROW                    GA     01       1565    1990
N-47    IOWA CITY                 IA     11       2282     709
N-48    DUBUQUE                   IA     11       2122     833
N-49    FT. DODGE                 IA     11       2052     252
N-50    MASON CITY                IA     11       2252     479
N-51    SIOUX FALLS               SD     11       2872     834
N-52    MOLINE                    IL     11       1050     705
N-53    MIDLAND                   TX     01       2657     233
N-54    VICTORIA                  TX     01       2617     270
N-55    SAN LUIS OBISPO           CA     11       2258     696
N-56    KOKOMO                    IN     11       2710     953
N-57    FT. WAYNE                 IN     11       2730     852
N-58    FT. WAYNE                 IN     11       1830    1343
N-60    ROCKFORD                  IL     11       2990    1114
N-61    SPRINGFIELD               IL     11       1780    1453
N-62    COLORADO SPRINGS          CO     11       1111     943



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
N-63    PUEBLO                    CO     11       2281     602
N-64    EUREKA                    CA     11       2628     665
N-65    BOURBONNAIS (KANKAKEE)    IL     11       2802     834
N-66    BLOOMINGTON               IL     11       2840     640
N-67    PEORIA                    IL     11       1480     256
N-68    EAU CLAIRE                WI     11       2002     879
N-69    DECATUR                   IL     11       1320     648
N-70    CHAMPAIGN                 IL     11       2920     627
N-71    TERRE HAUTE               IN     11       2600     920
N-72    BLOOMINGTON               IN     11       2820    1025
N-73    MICHIGAN CITY             IN     11       2290     857
N-74    BATTLE CREEK              MI     11       2040     560
N-75    MUSKEGAN                  MI     11       2930    1151
N-76    SPRINGFIELD               OH     11       2390     940
N-77    SHERMAN                   TX     01/SSD   2627     468
N-78    ANDERSON                  SC     01       2305     621
N-79    W. DUNDEE                 IL     11       1820    1305
N-80    NEWARK                    CA     11       1698    1163
N-81    ALBANY                    GA     01       2815     414
N-82    QUINCY                    IL     11       2360     760
N-83    LAKELAND                  FL     01       1955    1324
N-84    CHATTANOOGA               TN     01       1315     874
N-85    UNION CITY                GA     01       2865    1042
N-86    FT. COLLINS               CO     11       2271     820
N-87    FAYETTEVILLE              AR     01       2241     316
N-88    BARBOURSVILLE             WV     01       1804     649
N-89    NORTH WALES               PA     01       1834    1064
N-90    ROSEBURG                  OR     11       2289     503
N-91    OKLAHOMA CITY             OK     01       1211     614
N-92    BOCA RATON                FL     01       1645     455
N-93    HEMET                     CA     11       2248     171
N-94    GREELEY                   CO     11       2451     626
N-95    COLONIAL HEIGHTS          VA     01       2064     582
N-96    KNOXVILLE                 TN     01       1675     692
N-97    KNOXVILLE                 TN     01       1395    1021
N-98    SPRINGFIELD               MO     01       1171     619
N-99    BEND                      OR     11       2279     390
P-02    CAPE GIRARDEAU            MO     11/SSD   2146     384
P-03    PADUCAH                   KY     11/SSD   2176     801



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE**
- -----   ----------------         -----  -------  -----  ---------
P-04    FT. SMITH                 AR     01       2231     760
P-05    WACO                      TX     01       1367     826
P-06    COLUMBUS                  MS     01       2086     301
P-07    JEFFERSON                 MO     11/SSD   2331     502
P-08    SALINA                    KS     11       2131     783
P-09    CASPER                    WY     11       2341    1139
P-10    FARGO                     ND     11       2082     625
P-11    AUBURN                    AL     01       2595     520
P-12    CHEYENNE                  WY     11       2371     732
P-13    MYRTLE BEACH              SC     01       2785     881
P-14    COLUMBIA                  MO     11/SSD   2480     314
P-15    GRAND ISLAND              NE     11       2421     653
P-16    KANSAS CITY               MO     11/SSD   1181     736
P-18    MANHATTAN                 KS     11/SSD   2430    1078
Q-01    COEUR D'ALENE             ID     11       2349     691
Q-02    ATTLEBORO                 MA     01       1033    1350
Q-03    KINGSTON                  MA     01       2043     575
Q-04    PHILLIPSBURG              NJ     01       2574     464
Q-05    TITUSVILLE                FL     01       2195     342
Q-06    PARIS                     TX     01/SSD   2097     630
Q-07    CHESAPEAKE                VA     01       2454     630
Q-08    COLUMBIA                  TN     01       2375     634
Q-09    BOWIE                     MD     01       2004     789
Q-10    JENSEN BEACH              FL     01       2315     891
Q-11    MOREHEAD CITY             NC     01       2165     706
Q-12    LANGHORNE                 PA     01       1064     914
Q-13    BOULDER                   CO     11       2108     400
Q-14    SUMTER                    SC     01       2365     860
Q-15    MARTINSVILLE              VA     01       2094     621
Q-16    CORAL SPRINGS             FL     01       1055    1768
Q-17    MIAMI                     FL     01       2155     436
Q-18    AIKEN                     SC     01       2095     558
R-01    HIGH POINT                NC     01       2545     637
R-02    DALTON                    GA     01       2615     792
R-03    KING OF PRUSSIA           PA     01       1884    1354
R-05    ROME                      GA     01       2895     561
R-07    GREENVILLE                NC     01       2175     564
R-08    VALLEY STREAM             NY     01       1924    1419
R-09    PRESCOTT                  AZ     11/SSD   2348     284



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
R-10    YORKTOWN HEIGHTS          NY     01       1944     611
R-11    CLOVIS                    NM     11       2888     487
R-12    ROSWELL                   NM     11       2207     320
R-13    SIERRA VISTA              AZ     11       2328     443
R-15    SANTA FE                  NM     11       2208     824
R-16    DULUTH                    GA     01       1685     790
R-17    FT. PIERCE                FL     01       2005     408
R-18    LUFKIN                    TX     01       2577     344
R-19    MANKATO                   MN     11       2142     560
R-20    WINCHESTER                VA     01       2784     440
R-21    ASHLAND                   KY     01       2854     567
R-23    HUMBLE                    TX     01       1417    1486
R-25    WALLA WALLA               WA     11       2599     612
R-27    HILO                      HI     11       2388     498
R-30    HUNTSVILLE                AL     01       2166     731
R-31    CINCINNATI                OH     12      *1610    1576
R-32    KAHULUI MAUI              HI     11       2148     340
R-33    BARTLESVILLE              OK     01       2221     241
R-34    MARION                    IN     11       2072     655
R-35    FAIRFIELD                 CA     11       2378    1221
R-37    SLIDELL                   LA     01       2026     404
R-38    MONTCLAIR                 CA     11       1748    1680
R-40    KENNESAW                  GA     01       1155    2088
R-41    ORLANDO                   FL     01       1285     972
R-43    WATERTOWN                 NY     01       2683     495
R-44    LEAVENWORTH               KS     11       2650     370
R-46    LONGMONT                  CO     11/SSD   2398     356
R-47    PALM BEACH GARDENS        FL     01       1765    1543
R-48    PLATTSBURG                NY     01       2533     796
R-49    MUSKOGEE                  OK     01       2045     624
R-50    DULUTH                    MN     11       2500     770
R-51    BOWLING GREEN             KY     01       2546     464
R-52    GAINESVILLE               GA     01       2505     798
R-53    PITTSBURGH                PA     01       1034     834
R-54    FLUSHING                  NY     01       3244     626
R-56    LEWISTON                  ID     11       2209     315
R-57    WESTMINSTER               MD     01       2963     614
R-59    LIHUE                     HI     11       2368     230

*  Remote Studio


Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
R-60    MORRISTOWN                TN     01       2055     578
R-61    ARLINGTON                 TX     01/SSD   1437     854
R-63    TRAVERSE CITY             MI     11       2180     366
R-66    MONROE                    MI     11       2012     416
R-67    CHATTANOOGA               TN     01       1105    1003
R-70    MANASSAS                  VA     01       2044     703
R-71    HATO REY                  PR     03       1905    1411
R-72    CAROLINA                  PR     03       1925     820
R-73    BAYAMON                   PR     03       1915     480
R-75    PONCE                     PR     03       1945     901
R-76    MAYAGUEZ                  PR     03       2925     576
R-77    CAGUAS                    PR     03       2915     160
R-80    SAN ANTONIO               TX     01       1427     620
R-81    HOLLAND                   MI     11       2032     629
R-82    CHICO                     CA     11       2048     495
R-84    CHRISTIANBURG             VA     01       2985     590
R-85    SCHENECTADY               NY     01       2113     639
R-86    NEW PHILADELPHIA          OH     01       2080     385
R-87    BLOOMSBURG                PA     01       2284     630
R-88    AMES                      IA     11       2092     589
R-89    LOS ANGELES               CA     11       1018    1265
R-91    ASHEBORO                  NC     01       2645     479
R-92    DU BOIS                   PA     01       2124     374
R-94    CHEEKTOWAGA               NY     01       2134     845
R-95    CHICAGO                   IL     11       2980     699
R-96    SHAWNEE                   OK     01       2057     522
R-97    ITHACA                    NY     01       2564     383
R-98    PORT CHARLOTTE            FL     01       2145     672
R-99    LEWISVILLE                TX     01/SSD   1076    1042
S-414   ST. ANN                   MO     11/SSD   1500    1346
S-426   VIRGINIA BEACH            VA     01       1265    1009
S-427   DALLAS                    TX     01/SSD   1057    2200
S-467   OVERLAND PARK             KS     11/SSD   1101    1218
S-475   HOUSTON                   TX     01       1197     893
S-477   MESQUITE                  TX     01/SSD   1187    1683
S-480   FT. WORTH                 TX     01/SSD   1117     823
S-482   HOUSTON                   TX     01       1017     950
S-483   HOUSTON                   TX     01       1067     666
S-484   HOUSTON                   TX     01       1127    1260



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
S-487   PHILADELPHIA              PA     01       1084    1313
S-492   PASADENA                  TX     01       1107    1125
S-493   CRESTWOOD                 MO     11/SSD   1270    1324
S-494   SILVER SPRINGS            MD     01       1304    1375
S-495   BETHESDA                  MD     01       1424    1160
S-752   UPPER DARBY               PA     01       1174    1040
S-756   DALLAS                    TX     01/SSD   1227     986
S-758   ALBUQUERQUE               NM     11       1287     966
S-760   TULSA                     OK     01       1021     710
S-761   AUSTIN                    TX     01       1137    1252
S-762   SAN ANTONIO               TX     01       1167     763
S-767   LANDOVER                  MD     01       1604    2055
S-768   WILLOW GROVE              PA     01       1354     903
S-769   TAMPA                     FL     01       1505     989
S-771   LIVONIA                   MI     11       1460    1141
S-772   TROY                      MI     11       1490    1047
S-773   FLINT                     MI     11       1100    1218
S-774   ROSEVILLE                 MI     11       1450    1344
S-778   LOUISVILLE                KY     11       1850    1460
S-779   COLUMBUS                  OH     11       1370     615
S-781   COLUBUS                   OH     11       1440    1298
S-784   FRANKLIN                  TN     01       2875     702
S-785   GOODLETTSVILLE            TN     01       1386    1125
S-786   MEDIA                     PA     01       1654     761
S-787   FLORISSANT                MO     11/SSD   1630    1200
S-788   RICHARDSON                TX     01/SSD   1207     343
S-790   TIGARD                    OR     11       1079    1977
S-791   MOBILE                    AL     01       1056     737
S-792   ALTAMONTE SPRINGS         FL     01       1355     711
S-793   TUCSON                    AZ     11       1338    1027
S-794   SPOKANE                   WA     11       1029    1004
S-795   METAIRIE                  LA     01       1226     803
S-797   GRETNA                    LA     01       1286     820
S-798   INDEPENDENCE              MO     11/SSD   1121    1248
S-799   KANSAS CITY               MO     11/SSD   2301     529
S-800   WESTMINISTER              CA     11       1608    1004
S-801   LAGUNA HNILLS             CA     11       1548    1265
S-802   LINCOLN PARK              MI     11       1250    1232
S-803   COLUMBUS                  OH     11       1150     514



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
S-804   AURORA                    IL     11       1660    1152
S-805   IRVING                    TX     01/SSD   2147     782
S-806   SACRAMENTO                CA     11       1408     751
S-807   CITRUS HEIGHTS            CA     11       1538    1950
S-808   BIRMINGHAM                AL     01       1266     963
S-810   BIRMINGHAM                AL     01       2746     216
S-812   CORNWELL HEIGHTS          PA     01       1454     616
S-814   WILMINGTON                DE     01       1853     901
S-815   WILMINGTON                DE     01       1254     692
S-816   DEPTFORD                  NJ     01       1464    1111
S-817   MOORESTOWN                NJ     01       1494     720
S-818   LITTLE ROCK               AR     01       1016     843
S-819   N. LITTLE ROCK            AR     01       2066     936
S-820   COLUMBIA                  SC     01       1525     774
S-821   N. SAN DIEGO              CA     11       1648    1709
S-822   NOVI                      MI     11       1760    1585
S-823   NORMAN                    OK     01       2311     702
S-825   OKLAHOMA CITY             OK     01       1091     867
S-826   MT. VIEW                  CA     11       1238    1657
S-827   EL PASO                   TX     11       1317     825
S-829   AMARILLO                  TX     01       1387     398
S-830   PARK FOREST               IL     11       1420     597
S-832   SCHAUMBURG                IL     11       1570    2241
S-833   MERRILLVILLE              IN     11       1650    1324
S-836   DES MOINES                IA     11       1012     929
S-837   N. HOLLYWOOD              CA     11       1168    1041
S-838   CLEARWATER                FL     01       1415    1116
S-839   TAMPA                     FL     01       1465    1565
S-840   MONACA                    PA     01       1594    1291
S-842   PITTSBURGH                PA     01       1334     565
S-844   PITTSBURGH                PA     01       1344    1305
S-845   WEST MIFFLIN              PA     01       1824     953
S-846   GREENSBURG                PA     01       1714     950
S-847   SEATTLE                   WA     11       1009     519
S-848   TACOMA                    WA     11       1129    1120
S-849   TUKWILA                   WA     11       1139    1131
S-850   SEATTLE                   WA     11       1059     833
S-851   REDMOND                   WA     11       1069     715
S-852   FEDERAL WAY               WA     11       1099     685



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
S-853   SILVERDALE                WA     11       2309     886
S-855   EVERETT                   WA     11       2049    1029
S-856   ST. PETERSBURG            FL     01       1295     809
S-857   VANCOUVER                 WA     11       2239    1134
S-858   SALEM                     OR     11       2119     881
S-859   CHICAGO                   IL     11       1010     840
S-860   JACKSON                   MS     01       1106    1963
S-861   MIDWEST CITY              OK     01       1261     616
S-862   BATON ROUGE               LA     01       1086    1222
S-863   MONROE                    LA     01       1116     753
S-864   BOSSIER CITY              LA     01       2677     275
S-865   MONTGOMERY                AL     01       1126     855
S-866   PENSACOLA                 FL     01       1096    1366
S-867   FLORENCE                  KY     11       1730     912
S-868   CHICAGO                   IL     11       1020     824
S-869   CHICAGO                   IL     11       1030     672
S-870   CHICAGO                   IL     11       1090    1160
S-872   CHICAGO                   IL     11       1380    1323
S-874   NILES                     IL     11       1290    1851
S-876   OAK BROOK                 IL     11       1300    1792
S-877   VERNON HILLS              IL     11       1620    1380
S-879   SHREVEPORT                LA     01       1077     800
S-880   DES MOINES                IA     11       2392     606
S-881   UNION GAP                 WA     11       2029    1117
S-883   BEAUMONT                  TX     01       1407     660
S-884   PORT ARTHUR               TX     01       2637     997
S-887   AKRON                     OH     01       1520     715
S-888   AKRON                     OH     01       1670     768
S-889   DENTON                    TX     01/SSD   2587     577
S-892   CLEVELAND                 OH     01       1430    1118
S-893   ELYRIA                    OH     01       1310     988
S-894   MENTOR                    OH     01       1350     869
S-895   NORTH RANDALL             OH     01       1770     626
S-896   RICHMOND HEIGHTS          OH     01       1530     769
S-897   NORTH OLMSTEAD            OH     01       1710    1342
S-898   ALEXANDRIA                LA     01       2087     922
S-899   MARY ESTHER               FL     01       2056     850
V-12    W. HARTFORD               CT     01       1063     560
V-13    ALBANY                    NY     01       1103    1177



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
V-15    CLAY                      NY     01       1623     820
V-16    NEW HARTFORD              NY     01       2603    1100
V-18    WATERBURY                 CT     01       1183    1128
V-19    GLEN FALLS                NY     01       2453     675
V-20    LEWISTON                  ME     01       2463     756
V-21    ALLENTOWN                 PA     01       1154    1267
V-22    MAY'S LANDING             NJ     01       1554     780
V-23    BANGOR                    ME     01       2583    2035
V-24    WILKES-BARRE              PA     01       2604    1057
V-25    LANCASTER                 PA     01       1644     888
V-26    BURLINGTON                VT     01       2053     562
V-27    CAMP HILL                 PA     01       2624     496
V-29    WARWICK                   RI     01       1083     811
V-30    SWANSEA                   MA     01       2283     505
V-31    TOM'S RIVER               NJ     01       2524     791
V-32    N. DARTMOUTH              MA     01       2373     787
V-33    S. PORTLAND               ME     01       2183     768
V-34    READING                   PA     01       1484     936
V-35    HOLYOKE                   MA     01       1273     710
V-36    MANCHESTER                NH     01       2443     882
V-37    WATERFORD                 CT     01       1193     835
V-39    HARRISBURG                PA     01       1224     886
V-40    POTTSTOWN                 PA     01       2484     955
V-41    DEDHAM                    MA     01       1123     642
V-42    ORANGE                    CT     01       1113    1455
V-43    BROCKTON                  MA     01       2233     782
V-44    NEWBURGH                  NY     01       2593     623
V-45    POUGHKEEPSIE              NY     01       1333    1043
V-46    KINGSTON                  NY     01       2353     707
V-47    MIDDLETOWN                NY     01       1323     832
V-48    SALISBURY                 MD     01       1773    1065
V-49    HANOVER                   PA     01       2244     568
V-50    SCRANTON                  PA     01       1534    1172
V-51    SPRINGFIELD               MA     01       1093     857
V-53    MUNCY                     PA     01       2644     746
V-54    FRACKVILLE                PA     01       2684     918
V-55    BRAINTREE                 MA     01       1283    1838
V-56    CAMILLUS                  NY     01       2164     495
V-57    YORK                      PA     01       1244     882



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
V-58    AUGUSTA                   ME     01       2293     932
V-59    LEBANON                   PA     01       2254     698
V-60    BRUNSWICK                 ME     01       2203     499
V-61    PRESQUE ISLE              ME     01       2143     558
V-62    DOVER                     DE     01       2654     625
V-63    WOONSOCKET                RI     01       2073     660
V-64    LANESBOROUGH              MA     01       2343     312
V-65    MERIDEN                   CT     01       1043     670
V-67    VINELAND                  NJ     01       2374     385
V-68    MANCHESTER                CT     01       1443    1232
V-69    DANBURY                   CT     01       1303    1093
V-70    HYANNIS                   MA     01       2323     531
V-71    NEWINGTON                 NH     01       2663    1002
V-72    NATICK                    MA     01       1403    1476
V-74    CONCORD                   NH     01       2023     990
V-75    AUBURN                    NY     01       2473     384
V-76    NASHUA                    NH     01       1313    1553
V-77    HANOVER                   MA     01       1243    1452
V-78    PEABODY                   MA     01       1253    1146
V-79    AUBURN                    MA     01       1213    1093
V-80    OCEAN                     NJ     01       1744     791
V-81    SAUGUS                    MA     01       1053    1090
V-82    LEOMINSTER                MA     01       1133
V-83    BURLINGTON                MA     01       1163    1293
V-87    GARLAND                   TX     06/SSD   N/A     1107
V-89    JEFFERSON CITY            MO     16       N/A      556
V-92    BATESVILLE                AR     06       N/A      660
Y-02    LANCASTER                 OH     11       2750     383
Y-03    ELIZABETHTOWN             KY     11       2030     640
Y-04    MERAUX                    LA     01       2385     504
Y-06    CHAMBERSBURG              PA     01       2224     739
Y-08    IRONDEQUOIT               NY     01       2003     869
Y-09    NEW HYDE PARK             NY     01       2933     949
Y-12    SOUTH WALDORF             MD     01       1074     981
Y-13    MURFREESBORO              TN     01       2226     573
Y-17    FAIRFIELD                 AL     01       2206     595
Y-18    SARATOGA SPRINGS          NY     01       2173     675
Y-19    COLUMBIA                  SC     01       2035     551
Y-21    FREEHOLD                  NJ     01       1204     715



Schedule Of Locations


STUDIO                                           STORE  SQUARE
NO.     CITY                     STATE  DIV      NO.    FOOTAGE
- -----   ----------------         -----  -------  -----  -------
Y-22    MASSENA                   NY     01       2033     588
Y-23    HOUSTON                   TX     01       5011     801
Y-24    ST. PETERS                MO     11/SSD   1182    1470
Y-25    JACKSONVILLE              FL     01       1066     668
Y-26    WESTOVE                   WV     01       2304     908
Y-27    COON RAPIDS               MN     11       2902     284
Y-29    CRYSTAL RIVER             FL     01       2555     669
Y-30    CAMBRIDGE                 MA     01       1343    1107
Y-31    OAKRIDGE                  TN     01       2376     612
Y-36    ST. CHARLES               IL     11       2041     862
Y-37    MESA                      AZ     11/SSD   1078     728
Y-38    BURBANK                   CA     11       1838     866
Y-39    RICHMOND                  CA     11       1788     762
Y-40    PINEVILLE                 NC     01       1646     800
Y-41    BLOOMINGDALE              IL     11       1172    1275
Y-43    CARY                      NC     01       2824     728
Y-44    MARTINSBURG               WV     01       2814     679
Y-46    BALTIMORE                 MD     01       2823     841
Y-47    MIDLAND                   MI     11       2642     622
Y-48    FAIRBANKS                 AK     11       2819     610
Y-50    SALEM                     NH     01       1003    1049
Y-51    TAUNTON                   MA     01       2934     962
Y-52    MONTEBELLO                CA     11       1998     823
Y-53    CLEVELAND                 TN     01       2345     530
Y-54    ASHTABULA                 OH     01       2932     907
Y-55    BLOOMINGTON               MN     11       1722     954
Y-56    BOYNTON BEACH             FL     01       1755     995
Y-57    VALENCIA                  CA     11       1999     967
Y-58    MORENO VALLEY             CA     11       1868     928
Y-61    HOMESTEAD                 FL     01       2235     476
Y-62    ALPHARETTA                GA     01       1695    1033
Y-63    BEAVER CREEK              OH     11       1202     800
Y-64    PUYALLUP                  WA     11       2330     598
Y-65    SHELBY                    NC     11       2844     722
Y-66    STROUDSBURG               PA     01       2074     937
Y-67    LEESBURG                  FL     01       2745     588
Y-68    MATTOON                   IL     11       2931     704
Y-69    THE WOODLANDS             TX     11       1457    1011
Y-70    CENTERVILLE               GA     01       2415     968
